UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 7, 2021
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On January 11, 2021, Evolent Health, LLC (“EVH LLC”), EH Holding Company, Inc. (“EH Holdings”) and True Health New Mexico, Inc. (“THNM”), each wholly owned subsidiaries of Evolent Health, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “SPA” and the transactions contemplated by the SPA are referred to herein as the “Transactions”) with Bright Health Management, Inc. (“Bright HealthCare”), pursuant to which EH Holdings will sell all of its equity interest in THNM to Bright HealthCare for a purchase price (the “Purchase Price”) of $22 million, plus excess risk based capital. The Purchase Price is subject to a customary purchase price adjustment following the closing of the Transactions (the “Closing”) based in part on actual medical claims experience.

In the SPA, EH Holdings, THNM and Bright HealthCare have made customary representations and warranties and have agreed to customary covenants, indemnification and termination rights relating to the Transactions. Among other things, THNM will be subject to certain business conduct restrictions with respect to its operations prior to the Closing. EVH LLC has guaranteed the obligations of EH Holdings under the SPA.

The Closing is conditioned on customary conditions, including, among others, (i) the accuracy of the representations and warranties of the parties at Closing (generally, subject to a material adverse effect standard), (ii) material compliance with the covenants and the agreements made by the parties in the SPA, (iii) approval of the Transactions by the New Mexico Office of Superintendent of Insurance, (iv) the absence of any legal restraints prohibiting the Transactions and (v) the entry into a transition services agreement. The Closing is expected to occur on or after the end of the first quarter of 2021.

Item 2.02 Results of Operations and Financial Condition

On January 13, 2021, the Company posted investor presentation materials that the Company will be presenting at the 39th Annual J.P. Morgan Healthcare Conference on the investor relations section of the Company’s website. In these materials, the Company stated that it anticipates meeting or exceeding previously issued Adjusted Revenue and Adjusted EBITDA guidance for the year ended December 31, 2020. A copy of the investor presentation materials is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2021, Mr. Bruce Felt notified the Company of his decision to resign from the Company’s Board of Directors (the “Board”), effective January 11, 2021. Mr. Felt’s decision to resign was not the result of any disagreement between the Company and Mr. Felt on any matter relating to the Company’s operations, policies, or practices.

On January 11, 2021, the Board (1) appointed Ms. Kim Keck to the Board as a Class III director with a term expiring at the 2021 Annual Meeting and (2) appointed Ms. Keck to the Audit Committee of the Board and the Nominating and Governance Committee of the Board.

The Board has determined that Ms. Keck is an independent director in accordance with applicable New York Stock Exchange and Securities and Exchange Commission rules and regulations. Ms. Keck will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors.

Item 7.01 Regulation FD Disclosure

The disclosure contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

On January 13, 2021, the Company issued a press release announcing the execution of the SPA. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

On January 13, 2021, the Company issued a press release announcing Ms. Keck’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

The information, including Exhibits 99.2 and 99.3 hereto, furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject the Company or any other person to liability under that Section, to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements
In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to statements regarding the consummation of the transactions contemplated by the SPA and the expected Closing and timing with respect thereto. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, (a) the possibility that the Closing may be delayed or may not occur and (b) receipt of required governmental approvals and the satisfaction of other conditions to Closing. In addition, please refer to the periodic reports that the Company has filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by the Company identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Company disclaims any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation
99.2	Press Release Announcing Agreement for Bright HealthCare to Acquire True Health New Mexico, dated January 13, 2021
99.3	Press Release Naming Kim Keck to Board of Directors, dated January 13, 2021
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: January 13, 2021	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary